UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 25, 2010

CORONADO CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-53998	98-0485668
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

518 17th Street, Suite 1000, Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (303) 623-1440

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.03.           Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 25, 2010, the Nevada Secretary of State accepted for filing a Certificate of Amendment, creating 200,000,000 shares of preferred stock, $0.001 par value. The creation of the preferred stock was approved by our directors and a majority of our shareholders on April 28, 2010. Our authorized capital now consists of 100,000,000 shares of common stock, $0.001 par value and 200,000,000 shares of preferred stock, $0.001 par value.

Item 9.01            Financial Statements and Exhibits

3.01	Certificate of Amendment filed June 25, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORONADO CORP.

/s/ Donald Sharpe
Donald Sharpe
President and Director
Dated: June 28, 2010